Supplementary Cash Flow Information	6 Months Ended
Jun. 30, 2020
Supplemental Cash Flow Elements [Abstract]
Supplementary Cash Flow Information	Supplemental Cash Flow Information
Total cash, cash equivalents, restricted cash, and cash and restricted cash held for sale are as follows:

	June 30, 2020	December 31, 2019	June 30, 2019	December 31, 2018
	$	$	$	$
Cash and cash equivalents	461,152	353,241	235,199	424,169
Restricted cash – current	16,317	56,777	50,798	40,493
Restricted cash – non-current	61,948	44,849	36,886	40,977
Assets held for sale – cash	—	1,121	—	—
Assets held for sale – restricted cash	—	337	—	—
	539,417	456,325	322,883	505,639

The Company maintains restricted cash deposits relating to certain term loans, collateral for cross currency swaps (see Note 16), performance bond collateral, leasing arrangements, project tenders and amounts received from charterers to be used only for dry-docking expenditures and emergency repairs.

On March 27, 2020, Teekay Parent sold Golar-Nor to Altera (see Note 6). Among the assets and liabilities of Golar-Nor that were deconsolidated concurrent with the sale were Golar-Nor's operating lease right-of-use assets and operating lease liabilities relating to the Petroatlantic and Petronordic shuttle tankers totaling $50.7 million and $50.7 million, respectively.

The sale of the Toledo Spirit by its owner during the three and six months ended June 30, 2019, resulted in the vessel being returned to its owner with the obligation related to finance lease being concurrently extinguished. As a result, the sale of the vessel and the concurrent extinguishment of the corresponding obligation related to finance lease of $23.6 million for the three and six months ended June 30, 2019, was treated as a non-cash transaction in the Company's unaudited consolidated statements of cash flows.